EXECUTION COPY









                      AMENDED AND RESTATED TRUST AGREEMENT

                                      among


                                 BNCCORP, INC.,
                                  as Depositor


                           FIRST UNION NATIONAL BANK,
                              as Property Trustee



                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
                              as Delaware Trustee

                                       and


                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN
                           as Administrative Trustees





                            Dated as of July 12, 2000





                               BNC CAPITAL TRUST I

                                TABLE OF CONTENTS


ARTICLE I.    DEFINED TERMS........................................SECTION1.1.
                   Definitions

ARTICLE II.   THE TRUST............................................SECTION2.1.
                   Name
      SECTION2.2. Office of the Delaware Trustee; Principal Place of
                    Business................................................11
      SECTION2.3. Initial Contribution of Trust Property; Fees, Costs
                    and Expenses............................................11
      SECTION2.4. Purposes of Trust.........................................11
      SECTION2.5. Authorization to Enter into Certain Transactions..........12
      SECTION2.6. Assets of Trust...........................................14
      SECTION2.7. Title to Trust Property...................................14

ARTICLE III.  PAYMENT ACCOUNT;  PAYING AGENTS......................SECTION3.1.
                   Payment Account
      SECTION3.2. Appointment of Paying Agents.............................15\

ARTICLE IV.   DISTRIBUTIONS; REDEMPTION............................SECTION4.1.
                   Distributions
      SECTION4.2. Redemption................................................17
      SECTION4.3. Subordination of Common Securities........................19
      SECTION4.4. Payment Procedures........................................20
      SECTION4.5. Withholding Tax...........................................20
      SECTION4.6. Tax Returns and Reports...................................21
      SECTION4.7. Payment of Taxes, Duties, Etc. of the Trust...............21
      SECTION4.8. Payments under Indenture or Pursuant to Direct Actions....21
      SECTION4.9. Exchanges.................................................21

ARTICLE V.    SECURITIES...........................................SECTION5.1.
                   Initial Ownership
      SECTION5.2. Authorized Trust Securities...............................22
      SECTION5.3. Issuance of the Common Securities; Subscription and
                    Purchase of Notes.......................................22
      SECTION5.4. The Securities Certificates...............................23
      SECTION5.5. Rights of Holders.........................................23
      SECTION5.6. Book-Entry Preferred Securities...........................23
      SECTION5.7. Registration of Transfer and Exchange of Preferred
                    Securities Certificates.................................25
      SECTION5.8. Mutilated, Destroyed, Lost or Stolen Securities
                    Certificates............................................26
      SECTION5.9. Persons Deemed Holders....................................27
      SECTION5.10.Cancellation..............................................27
      SECTION5.11.Ownership of Common Securities by Depositor...............28
      SECTION5.12.Restricted Legends........................................28

ARTICLE VI.   MEETINGS; VOTING; ACTS OF HOLDERS....................SECTION6.1.
Notice of Meetings..........................................................29
      SECTION6.2. Meetings of Holders of the Preferred Securities...........30
      SECTION6.3. Voting Rights.............................................30
      SECTION6.4. Proxies, Etc..............................................30
      SECTION6.5. Holder Action by Written Consent..........................31
      SECTION6.6. Record Date for Voting and Other Purposes.................31
      SECTION6.7. Acts of Holders...........................................31
      SECTION6.8. Inspection of Records.....................................32
      SECTION6.9. Limitations on Voting Rights..............................32
      SECTION6.10.Acceleration of Maturity; Rescission or Annulment;
                    Waivers of Past Defaults................................33

ARTICLE VII.  REPRESENTATIONS AND WARRANTIES    SECTION7.1.
Representations and Warranties of the Property Trustee and
                  the Delaware Trustee......................................35
      SECTION7.2. Representations and Warranties of Depositor...............37

ARTICLE VIII. THE TRUSTEES.........................................SECTION8.1.
Number of Trustees..........................................................38
      SECTION8.2. Property Trustee Required.................................38
      SECTION8.3. Delaware Trustee Required.................................38
      SECTION8.4. Appointment of Administrative Trustees....................39
      SECTION8.5. Duties and Responsibilities of the Trustees...............39
      SECTION8.6. Notices of Defaults and Extensions........................41
      SECTION8.7. Certain Rights of Property Trustee........................41
      SECTION8.8. Delegation of Power.......................................44
      SECTION8.9. May Hold Securities.......................................44
      SECTION8.10.Compensation; Reimbursement; Indemnity....................44
      SECTION8.11.Resignation and Removal; Appointment of Successor.........45
      SECTION8.12.Acceptance of Appointment by Successor....................46
      SECTION8.13.Merger, Conversion, Consolidation or Succession
                    to Business.............................................47
      SECTION8.14.Not Responsible for Recitals or Issuance of Securities....47
      SECTION8.15.Property Trustee May File Proofs of Claim.................47
      SECTION8.16.Reports to the Property Trustee...........................48

ARTICLE IX.   TERMINATION, LIQUIDATION AND MERGER..................SECTION9.1.
Dissolution Upon Expiration Date............................................48
      SECTION9.2. Early Termination.........................................48
      SECTION9.3. Termination...............................................49
      SECTION9.4. Liquidation...............................................49
      SECTION9.5. Mergers, Consolidations, Amalgamations or
                    Replacements of Trust...................................51
ARTICLE X.    MISCELLANEOUS PROVISIONS............................SECTION10.1.
Limitation of Rights of Holders.............................................52
      SECTION10.2.Agreed Tax Treatment of Trust and Trust Securities........52
      SECTION10.3.Amendment.................................................53
      SECTION10.4.Separability..............................................54
      SECTION10.5.Governing Law.............................................54
      SECTION10.6.Successors................................................54
      SECTION10.7.Headings..................................................54
      SECTION10.8.Reports, Notices and Demands..............................55
      SECTION10.9.Agreement Not to Petition.................................55

EXHIBITS

Exhibit A     Certificate of Trust
Exhibit B     Form of Common Securities Certificate
Exhibit C     Form of  Preferred Securities Certificate

     AMENDED AND RESTATED TRUST AGREEMENT, dated as of July 12, 2000, among (i) BNCCORP, INC., a Delaware corporation (including any successors or permitted assigns, the "Depositor"), (ii) First Union National Bank, a national banking association, as property trustee (in such capacity, the "Property Trustee"),
(iii) First Union Trust Company, National Association, a national banking association, as Delaware trustee (in such capacity, the "Delaware Trustee"),
(iv) Tracy J. Scott, an individual, Gregory K. Cleveland, an individual and Brenda L. Rebel, an individual, each of whose address is c/o BNCCORP, INC., 322 East Main Avenue, Bismarck, ND 58501, as administrative trustees (in such capacities, each an "Administrative Trustee" and collectively the "Administrative Trustees" and together with the Property Trustee and the Delaware Trustee the "Trustees") and (v) the several Holders, as hereinafter defined.


                                   WITNESSETH


     WHEREAS, the Depositor, the Property Trustee and the Delaware Trustee have heretofore created a Delaware business trust pursuant to the Delaware Business Trust Act by entering into a Trust Agreement, dated as of June 28, 2000 (the "Original Trust Agreement"), and by executing and filing with the Secretary of State of the State of Delaware the Certificate of Trust, substantially in the form attached as Exhibit A; and

     WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Preferred Securities by the Trust pursuant to the Placement Agreement and (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in and to the Notes;

     NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Holders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:

                                   ARTICLE I.

                                  DEFINED TERMS

     SECTION I.1. Definitions.

     For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:


     (a) the terms defined in this Article have the meanings assigned to them in this Article;

     (b) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation";

     (c) all accounting terms used but not defined herein have the meanings assigned to them in accordance with United States generally accepted accounting principles;

     (d) unless the context otherwise requires, any reference to an "Article", a "Section" or an "Exhibit" refers to an Article, a Section or an Exhibit, as the case may be, of or to this Trust Agreement;

     (e) the words "hereby", "herein", "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision;

     (f) a reference to the singular includes the plural and vice-versa; and

     (g) the masculine, feminine or neuter genders used herein shall include the masculine, feminine and neuter genders.

     "Act" has the meaning specified in Section 6.7.

     "Additional Interest" has the meaning specified in Section 1.1 of the Indenture.

     "Additional Interest Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest paid by the Depositor on a Like Amount of Notes for such period.

     "Additional Taxes" has the meaning specified in Section 1.1 of the Indenture.

     "Additional Tax Sums" has the meaning specified in Section 10.4 of the Indenture.

     "Administrative Trustee" means each of the Persons identified as an "Administrative Trustee" in the preamble to this Trust Agreement, solely in each such Person's capacity as Administrative Trustee of the Trust and not in such Person's individual capacity, or any successor Administrative Trustee appointed as herein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Depositary Procedures" means, with respect to any transfer or transaction involving a Book-Entry Preferred Security, the rules and procedures of the Depositary for such Book-Entry Preferred Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bankruptcy Event" means, with respect to any Person:

     (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt or insolvent, or the taking of corporate action by such Person in furtherance of any such action.

     "Bankruptcy Laws" means all federal and state bankruptcy, insolvency, reorganization and other similar laws, including the United States Bankruptcy Code.

     "Board of Directors" means the board of directors of the Depositor or any other duly authorized committee of the board of directors of the Depositor.

     "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

     "Book-Entry Preferred Security" means a Preferred Security, the ownership and transfers of which shall be made through book entries by a Depositary.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed or (c) a day on which the Corporate Trust Office is closed for business.

     "Closing Date" has the meaning specified in the Placement Agreement.

     "Code" means the United States Internal Revenue Code of 1986, as amended.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Trust Agreement such Commission is not existing and performing the duties assigned to it, then the body performing such duties at such time.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit B.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement.

     "Corporate Trust Office" means the principal office of the Property Trustee at which any particular time its corporate trust business shall be administered, which office at the date of this Trust Agreement is located at 401 S. Tryon Street, 12th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust.

     "Definitive Preferred Securities Certificates" means Preferred Securities issued in certificated, fully registered form that are not Global Preferred Securities.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code ' 3801 et seq., or any successor statute thereto, in each case as amended from time to time.

     "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement, solely in its capacity as Delaware Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware Trustee appointed as herein provided.

     "Depositary" means an organization registered as a clearing agency under the Exchange Act that is designated as Depositary by the Depositor or any successor thereto. DTC will be the initial Depositary.

     "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book-entry transfers and pledges of securities deposited with the Depositary.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement and any successors and permitted assigns.

     "Depositor Affiliate" has the meaning specified in Section 4.9.

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "DTC" means The Depository Trust Company or any successor thereto.

     "Early Termination Event" has the meaning specified in Section 9.2.

     "Event of Default" means any one of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the occurrence of a Note Event of Default; or

     (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

     (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than those specified in clause (b) or (c) above) and continuation of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Trustees and to the Depositor by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless Holders in aggregate Liquidation Amount of Outstanding Preferred Securities not less than the aggregate Liquidation Amount of Outstanding Preferred Securities that gave such notice shall agree in writing to an extension of such period prior to its expiration; or

     (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee if a successor Property Trustee has not been appointed within 90 days thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, and any successor statute thereto, in each case as amended from time to time.

     "Expiration Date" has the meaning specified in Section 9.1.

     "Federal Reserve" means the Board of Governors of the Federal Reserve System, as from time to time constituted, or, if at any time after the execution of this Trust Agreement such Board is not existing and performing the duties now assigned to it, then the body performing such duties at such time.

     "Global Preferred Security" means a Preferred Securities Certificate evidencing ownership of Book-Entry Preferred Securities.

     "Guarantee Agreement" means the Guarantee Agreement executed and delivered by the Depositor and First Union National Bank, as guarantee trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Preferred Securities, as amended from time to time.

     "Holder" means a Person in whose name a Trust Security or Trust Securities are registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "Indemnified Person" has the meaning specified in Section 8.10(c).

     "Indenture" means the Junior Subordinated Indenture executed and delivered by the Depositor and the Note Trustee contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Notes, as amended or supplemented from time to time.

     "Investment Company Act" means the Investment Company Act of 1940, or any successor statute thereto, in each case as amended from time to time.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of any Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Notes to be contemporaneously redeemed in accordance with the Indenture, the proceeds of which will be used to pay the Redemption Price of such Trust Securities, (b) with respect to a distribution of Notes to Holders of Trust Securities in connection with a dissolution of the Trust, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Notes are distributed and (c) with respect to any distribution of Additional Interest Amounts to Holders of Trust Securities, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

     "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

     "Liquidation Date" means the date on which assets are to be distributed to Holders in accordance with Section 9.4 hereunder following dissolution of the Trust.

     "Liquidation Distribution" has the meaning specified in Section 9.4(d).

     "Majority  in  Liquidation  Amount  of  the  Preferred   Securities"  means
Preferred Securities representing more than 50% of the aggregate Liquidation Amount of all then Outstanding Preferred Securities.

     "Note Event of Default"  means any "Event of Default"  specified in Section
5.1 of the Indenture.

     "Note Redemption Date" means, with respect to any Notes to be redeemed under the Indenture, the date fixed for redemption of such Notes under the Indenture.

     "Note Trustee" means the Person identified as the "Trustee" in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or any successor Trustee appointed as provided in the Indenture.

     "Notes" means the Depositor's 12.045% Junior Subordinated Notes issued pursuant to the Indenture.

     "Officers' Certificate" means a certificate signed by the Chief Executive Officer, Chief Financial Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the Trustees. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement (other than the certificate provided pursuant to Section 8.16) shall include:

     (a) a statement by each officer signing the Officers' Certificate that such officer has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by such officer in rendering the Officers' Certificate;

     (c) a statement that such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Depositor or any Affiliate of the Depositor.

     "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

     "Outstanding", when used with respect to any Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

     (a) Trust Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

     (b) Trust Securities for which payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent in trust for the Holders of such Trust Securities; provided, that if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

     (c) Trust Securities that have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to the provisions of this Trust Agreement, unless proof satisfactory to the Property Trustee is presented that any such Trust Securities are held by Holders in whose hands such Trust Securities are valid, legal and binding obligations of the Trust;

provided, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or of any Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that such Trustee knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the Outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

      "Owner" means each Person who is the beneficial owner of Book-Entry Preferred Securities as reflected in the records of the Depositary or, if a Depositary Participant is not the beneficial owner, then the beneficial owner as reflected in the records of the Depositary Participant.

     "Paying Agent" means any Person authorized by the Administrative Trustees to pay Distributions or other amounts in respect of any Trust Securities on behalf of the Trust.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee for the benefit of the Holders in which all amounts paid in respect of the Notes will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Holders in accordance with Sections 4.1 and 4.2.

     "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, company, limited liability company, trust, unincorporated association or government, or any agency or political subdivision thereof, or any other entity of whatever nature.

     "Placement Agreement" means the Placement Agreement executed and delivered by the the Trust, the Depositor and First Union Securities, Inc., as placement agent, contemporaneously with the execution and delivery of this Trust Agreement, as amended from time to time.

     "Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement.

     "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit C.

     "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement, solely in its capacity as Property Trustee of the Trust and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided, that each Note Redemption Date and the stated maturity of the Notes shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Notes.

     "Responsible Officer" means, with respect to the Property Trustee, any Senior Vice President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or Assistant Trust Officer or any other officer of the Corporate Trust Department of the Property Trustee and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

     "Securities Act" means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

     "Securities   Certificate"   means  any  one  of  the   Common   Securities
Certificates or the Preferred Securities Certificates.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.7.

     "Successor Securities" has the meaning specified in Section 9.5.

     "Trust" means the Delaware business trust known as "BNC Capital Trust I," which was created on June 28, 2000 under the Delaware Business Trust Act pursuant to the Original Trust Agreement and the filing of the Certificate of Trust, and continued pursuant to this Trust Agreement.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits.

     "Trustees"  has  the  meaning  specified  in the  preamble  to  this  Trust
Agreement.

     "Trust Property" means (a) the Notes, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "Trust Security" means any one of the Common Securities or the Preferred Securities.


                                   ARTICLE II.

                                    THE TRUST

     SECTION II.1. Name.

     The trust continued hereby shall be known as "BNC Capital Trust I", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION II.2. Office of the Delaware Trustee; Principal Place of Business.

     The address of the Delaware Trustee in the State of Delaware is First Union Trust Company, National Association, One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801, Attention: Corporate Trust, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Holders, the Depositor, the Property Trustee and the Administrative Trustees. The principal executive office of the Trust is 322 East Main Avenue, Bismarck, ND 58501, Attention: Gregory K. Cleveland or Brenda L. Rebel, as such address may be changed from time to time by the Administrative Trustees following written notice to the Holders and the other Trustees.

     SECTION II.3. Initial Contribution of Trust Property; Fees,
Costs and Expenses.

     The Property Trustee acknowledges receipt from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay all fees, costs and expenses of the Trust (except with respect to the Trust Securities) as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such fees, costs and expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such fees, costs or expenses.

     SECTION II.4. Purposes of Trust.

     (a) The exclusive purposes and functions of the Trust are (i) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes and (ii) to engage in only those activities necessary or incidental thereto. The Delaware Trustee, the Property Trustee and the Administrative Trustees are trustees of the Trust, and have all the rights, powers and duties to the extent set forth herein. The Trustees hereby acknowledge that they are trustees of the Trust.

     (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust (or the Trustees acting on behalf of the Trust) shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Holders, except as expressly provided herein, (iii) incur any indebtedness for borrowed money or issue any other debt, (iv) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (v) take or consent to any action that would reasonably be expected to cause the Trust to become taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes, (vi) take or consent to any action that would cause the Notes to be treated as other than indebtedness of the Depositor for United States federal income tax purposes or (vii) take or consent to any action that would cause the Trust to be deemed to be an "investment company" required to be registered under the Investment Company Act.

     SECTION II.5. Authorization to Enter into Certain Transactions.

     (a) The Trustees shall conduct the affairs of the Trust in accordance with and subject to the terms of this Trust Agreement. In accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees, under this Trust Agreement, and to perform all acts in furtherance thereof, including the following:

          (i) As among the Trustees, each Administrative Trustee shall severally have the power and authority to act on behalf of the Trust with respect to the following matters:

               (A) the issuance and sale of the Trust Securities;

               (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, such agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

               (C) assisting in the sale of the Preferred Securities in one or more transactions exempt from registration under the Securities Act, and in compliance with applicable state securities or blue sky laws;

               (D) assisting in the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Notes to the Holders in accordance with this Trust Agreement;

               (E) the appointment of a Paying Agent and Securities Registrar in accordance with this Trust Agreement;

               (F) execution of the Trust Securities on behalf of the Trust in accordance with this Trust Agreement;

               (G) execution and delivery of closing certificates, if any, pursuant to the Placement Agreement and application for a taxpayer identification number for the Trust;

               (H) preparation and filing of all applicable tax returns and tax information reports that are required to be filed on behalf of the Trust;

               (I) establishing a record date with respect to all actions to be taken hereunder that require a record date to be established, except as provided in Section 6.10(a);

               (J) unless otherwise required by the Delaware Business Trust Act to execute on behalf of the Trust (either acting alone or together with the other Administrative Trustees) any documents that such Administrative Trustee has the power to execute pursuant to this Trust Agreement; and

               (K) the taking of any action incidental to the foregoing as such Administrative Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement.

          (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

               (A) the receipt and holding of legal title of the Notes;

               (B) the establishment of the Payment Account;

               (C) the collection of interest, principal and any other payments made in respect of the Notes and the holding of such amounts in the Payment Account;

               (D)  the  distribution   through  the  Paying  Agent  of  amounts
          distributable to the Holders in respect of the Trust Securities;

               (E) the exercise of all of the rights, powers and privileges of a holder of the Notes in accordance with the terms of this Trust Agreement;

               (F) the sending of notices of default and other information regarding the Trust Securities and the Notes to the Holders in accordance with this Trust Agreement;

               (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

               (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation of the Trust with the Secretary of State of the State of Delaware; and

               (I) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Holders (without consideration of the effect of any such action on any particular Holder).

     (b) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) the negotiation of the terms of, and the execution and delivery of, the Placement Agreement providing for the sale of the Preferred Securities in one or more transactions exempt from registration under the Securities Act, and in compliance with applicable state securities or blue sky laws; and

          (ii) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (c) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes, so that the Notes will be treated as indebtedness of the Depositor for United States federal income tax purposes and so that the Trust will not be deemed to be an "investment company" required to be registered under the Investment Company Act. In this connection, each Administrative Trustee is authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that such Administrative Trustee determines in his or her discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Outstanding Preferred Securities. In no event shall the Administrative Trustees be liable to the Trust or the Holders for any failure to comply with this section that results from a change in law or regulation or in the interpretation thereof.

     (d) An action taken by a Trustee in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with any Trustee acting on behalf of the Trust, no Person shall be required to inquire into the authority of such Trustee to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of any Trustee as set forth in this Trust Agreement.

     SECTION II.6. Assets of Trust.

     The assets of the Trust shall consist of the Trust Property.

     SECTION II.7. Title to Trust Property.

     (a) Legal title to all Trust Property shall be vested at all times in the Property Trustee and shall be held and administered by the Property Trustee in trust for the benefit of the Trust and the Holders in accordance with this Trust Agreement.

     (b) The Holders shall not have any right or title to the Trust Property other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement.


                                  ARTICLE III.

                         PAYMENT ACCOUNT; PAYING AGENTS

     SECTION III.1. Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and the Paying Agent shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Holders and for distribution as herein provided.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Notes. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

     SECTION III.2. Appointment of Paying Agents.

     The Paying Agent shall initially be the Property Trustee. The Paying Agent shall make Distributions to Holders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account solely for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent in their sole discretion. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee. If the Property Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company) to act as Paying Agent. Such successor Paying Agent appointed by the Administrative Trustees shall execute and deliver to the Trustees an instrument in which such successor Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent will hold all sums, if any, held by it for payment to the Holders in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Article VIII shall apply to the Property Trustee also in its role as Paying Agent, for so long as the Property Trustee shall act as Paying Agent and, to the extent applicable, to any other Paying Agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.


                                   ARTICLE IV.

                            DISTRIBUTIONS; REDEMPTION

     SECTION IV.1. Distributions.

     (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including any Additional Interest Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including any Additional Interest) are made on the Notes.
Accordingly:

          (i) Distributions on the Trust Securities shall be cumulative, and shall accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from July 26, 2000, and, except as provided in clause (ii) below, shall be payable semi-annually in arrears on January 19 and July 19 of each year, commencing on January 19, 2001. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date");

          (ii) in the event (and to the extent) that the Depositor exercises its right under the Indenture to defer the payment of interest on the Notes, Distributions on the Preferred Securities shall be deferred;

          (iii) Distributions shall accumulate in respect of the Trust Securities at a rate of 12.045% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any period less than a full Distribution period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in a partial month in a period. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by two. The amount of Distributions payable for any period shall include any Additional Interest Amounts in respect of such period; and

          (iv) Distributions on the Trust Securities shall be made by the Paying Agent from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

     (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be at the close of business on the fifteenth day (whether or not a Business Day) preceding the relevant Distribution Date. Distributions payable on any Trust Securities that are not punctually paid on any Distribution Date as a result of the Depositor having failed to make an interest payment under the Notes will cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distributions and any Additional Interest Amounts will instead be payable to the Person in whose name such Trust Securities are registered on the special record date, or other specified date for determining Holders entitled to such defaulted Distribution and Additional Interest Amount, established in accordance with the Indenture.

     SECTION IV.2. Redemption.

     (a) On each Note Redemption Date and on the stated maturity of the Notes, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

     (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Securities Register. All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price or, if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture, as calculated by the Depositor, together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that such Redemption Price is calculated);

          (iii) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the aggregate Liquidation Amount of the particular Trust Securities to be redeemed;

          (iv) that on the Redemption Date, the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d); and

          (v) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price; and

          (vi) such other provisions as the Property Trustee deems relevant.

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Notes. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

     (d) If the Property Trustee gives a notice of redemption in respect of any Preferred Securities, then by 10:00 A.M., New York City time, on the Redemption Date, the Depositor shall deposit sufficient funds with the Property Trustee to pay the Redemption Price. If such deposit has been made by such time, then by 12:00 noon, New York City time, on the Redemption Date, the Property Trustee will, with respect to Book-Entry Preferred Securities, irrevocably deposit with the Depositary for such Book-Entry Preferred Securities, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give such Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities. With respect to Preferred Securities that are not Book-Entry Preferred Securities, the Property Trustee will irrevocably deposit with the Paying Agent, to the extent available therefor, funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Holders holding Trust Securities so called for redemption will cease, except the right of such Holders to receive the Redemption Price and any Distribution payable in respect of the Trust Securities on or prior to the Redemption Date, but without interest, and such Securities will cease to be Outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee Agreement, Distributions on such Trust Securities will continue to accumulate, as set forth in Section 4.1, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

     (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated pro rata to the Common Securities and the Preferred Securities based upon the relative aggregate Liquidation Amounts of the Common Securities and the Preferred Securities. The particular Preferred Securities to be redeemed shall be selected on a pro rata basis based upon their respective Liquidation Amounts not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Preferred Securities not previously called for redemption, provided, that so long as the Preferred Securities are Book-Entry Preferred Securities, such selection shall be made in accordance with the Applicable Depositary Procedures for the Preferred Securities by such Depositary. The Property Trustee shall promptly notify the Securities Registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Securities redeemed or to be redeemed only in part, to the portion of the aggregate Liquidation Amount of Preferred Securities that has been or is to be redeemed.

     (f) The Trust in issuing the Trust Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

    SECTION IV.3. Subordination of Common Securities.

     (a) Payment of Distributions (including any Additional Interest Amounts) on, the Redemption Price of, and the Liquidation Distribution in respect of, the Trust Securities, as applicable, shall be made, pro rata among the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, that if on any Distribution Date, Redemption Date or Liquidation Date an Event of Default shall have occurred and be continuing, no payment of any Distribution (including any Additional Interest Amounts) on, Redemption Price of, or Liquidation Distribution in respect of any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including any Additional Interest Amounts) on all Outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities then called for redemption, or in the case of payment of the Liquidation Distribution the full amount of such Liquidation Distribution on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including any Additional Interest Amounts) on, or the Redemption Price of, or the Liquidation Distribution in respect of, the Preferred Securities then due and payable.

     (b) In the case of the occurrence of any Event of Default, the Holders of the Common Securities shall have no right to act with respect to any such Event of Default under this Trust Agreement until all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Trust Agreement with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holders of the Common Securities, and only the Holders of all the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

     SECTION IV.4. Payment Procedures.

     Payments of Distributions (including any Additional Interest Amounts) or of the Redemption Price, Liquidation Amount or any other amounts in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, at the option of the Depositor, by wire transfer to accounts specified by the Holders in accordance with procedures established by the Administrative Trustees. If the Preferred Securities are held by a Depositary, such Distributions shall be made to the Depositary in immediately available funds. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of all the Common Securities.

     SECTION IV.5. Withholding Tax.

     The Trust and the Administrative Trustees shall comply with all withholding and backup withholding tax requirements under United States federal, state and local law. The Administrative Trustees on behalf of the Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding and backup withholding tax with respect to each Holder, and any representations and forms as shall reasonably be requested by the Administrative Trustees on behalf of the Trust to assist it in determining the extent of, and in fulfilling, its withholding and backup withholding tax obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding and backup withholding tax is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any jurisdiction with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Administrative Trustees on behalf of the Trust may reduce subsequent Distributions by the amount of such required withholding.

     SECTION IV.6. Tax Returns and Reports.

     The Administrative Trustees shall prepare (or cause to be prepared) at the principal office of the Trust in the United States, as defined for purposes of Treasury regulations section 301.7701-7, at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Administrative Trustees shall prepare at the principal office of the Trust in the United States, as defined for purposes of Treasury regulations section 301.7701-7, and furnish (or cause to be prepared and furnished) by January 31 in each taxable year of the Trust to each Holder all Internal Revenue Service forms and returns required to be provided by the Trust. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing.

     SECTION IV.7. Payment of Taxes, Duties, Etc. of the Trust.

     Upon receipt under the Notes of Additional Tax Sums and upon the written direction of the Administrative Trustees, the Property Trustee shall promptly pay, solely out of monies on deposit pursuant to this Trust Agreement, any Additional Taxes imposed on the Trust by the United States or any other taxing authority.

     SECTION IV.8. Payments under Indenture or Pursuant to Direct Actions.

     Any amount payable hereunder to any Holder of Preferred Securities shall be reduced by the amount of any corresponding payment such Holder (or any Owner with respect thereto) has directly received pursuant to Section 5.8 of the Indenture or Section 6.10(b) of this Trust Agreement.

     SECTION IV.9. Exchanges.

     (a) If at any time the Depositor or any of its Affiliates (in either case, a "Depositor Affiliate") is the Owner or Holder of any Preferred Securities, such Depositor Affiliate shall have the right to deliver to the Property Trustee all or such portion of its Preferred Securities as it elects and receive, in exchange therefor, a Like Amount of Notes. Such election (i) shall be exercisable effective on any Distribution Date by such Depositor Affiliate delivering to the Property Trustee a written notice of such election specifying the Liquidation Amount of Preferred Securities with respect to which such election is being made and the Distribution Date on which such exchange shall occur, which Distribution Date shall be not less than ten Business Days after the date of receipt by the Property Trustee of such election notice and (ii) shall be conditioned upon such Depositor Affiliate having delivered or caused to be delivered to the Property Trustee or its designee the Preferred Securities that are the subject of such election by 10:00 A.M. New York time, on the Distribution Date on which such exchange is to occur. After the exchange, such Preferred Securities will be canceled and will no longer be deemed to be Outstanding and all rights of the Depositor Affiliate with respect to such Preferred Securities will cease.

     (b) In the case of an exchange described in Section 4.9(a), the Property Trustee on behalf of the Trust will, on the date of such exchange, exchange Notes having a principal amount equal to a proportional amount of the aggregate Liquidation Amount of the Outstanding Common Securities, based on the ratio of the aggregate Liquidation Amount of the Preferred Securities exchanged pursuant to Section 4.9(a) divided by the aggregate Liquidation Amount of the Preferred Securities Outstanding immediately prior to such exchange, for such proportional amount of Common Securities held by the Depositor (which contemporaneously shall be canceled and no longer be deemed to be Outstanding); provided, that the Depositor delivers or causes to be delivered to the Property Trustee or its designee the required amount of Common Securities to be exchanged by 10:00 A.M. New York time, on the Distribution Date on which such exchange is to occur.


                                   ARTICLE V.

                                   SECURITIES

     SECTION V.1. Initial Ownership.

     Upon the creation of the Trust and the contribution by the Depositor referred to in Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     SECTION V.2. Authorized Trust Securities.

     The Trust shall be authorized to issue one series of Preferred Securities having an aggregate Liquidation Amount of $7,500,000 and one series of Common Securities having an aggregate Liquidation Amount of $232,000.

     SECTION V.3. Issuance of the Common Securities; Subscription and Purchase of Notes.

     On the Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, evidencing an aggregate of 232 Common Securities having an aggregate Liquidation Amount of $232,000, against receipt by the Trust of the aggregate purchase price of such Common Securities of $232,000. Contemporaneously therewith and with the sale by the Trust to the Holders of an aggregate of 7,500 Preferred Securities having an aggregate Liquidation Amount of $7,500,000, an Administrative Trustee, on behalf of the Trust, shall subscribe for and purchase from the Depositor Notes, to be registered in the name of the Property Trustee on behalf of the Trust and having an aggregate principal amount equal to $7,732,000, and, in satisfaction of the purchase price for such Notes, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $7,732,000 (being the aggregate amount paid by the Holders for the Preferred Securities and the amount paid by the Depositor for the Common Securities).

     SECTION V.4. The Securities Certificates.

     (a) The Preferred Securities Certificates shall be issued in minimum denominations of $1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in minimum denominations of $1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof. The Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Administrative Trustee. Securities Certificates bearing the signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign such Securities Certificates on behalf of the Trust shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Securities Certificates or did not have such authority at the date of delivery of such Securities Certificates.

     (b) On the Closing Date, the Administrative Trustees shall cause Securities Certificates to be executed on behalf of the Trust and delivered to or upon the written order of the Depositor, executed by an authorized officer thereof, without further corporate action by the Depositor, in authorized denominations.

     (c) Upon the election of the Depositor prior to their original issuance, which election need not be in writing, Preferred Securities shall be Book-Entry Preferred Securities issued in the form of one or more Global Preferred Securities registered in the name of DTC, as Depositary, or its nominee and deposited with DTC or a custodian for DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

     SECTION V.5. Rights of Holders.

     The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Holders against payment of the purchase price therefor will be fully paid and non-assessable by the Trust. Except as provided in
Section 5.11(b), the Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

    SECTION V.6. Book-Entry Preferred Securities.

     (a) No Global Preferred Security may be exchanged in whole or in part for Preferred Securities Certificates registered, and no transfer of a Global Preferred Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Preferred Security or a nominee thereof unless (i) the Depositary advises the Administrative Trustees and the Property Trustee in writing that the Depositary is no longer willing or able to properly discharge its responsibilities with respect to the Global Preferred Security, and no qualified successor is appointed by the Administrative Trustees within 90 days of receipt of such notice, (ii) the Depositary ceases to be a clearing agency registered under the Exchange Act and the Administrative
Trustees fail to appoint a qualified successor within 90 days of obtaining knowledge of such event, (iii) the Administrative Trustees at their option advise the Property Trustee in writing that the Trust elects to terminate the book-entry system through the Depositary or (iv) a Note Event of Default has occurred and is continuing. Upon the occurrence of any event specified in clause
(i), (ii), (iii) or (iv) above, the Administrative Trustees shall notify the Depositary and instruct the Depositary to notify all Owners of Book-Entry Preferred Securities, the Delaware Trustee and the Property Trustee of the occurrence of such event and of the availability of the Definitive Preferred Securities Certificates to Owners of the Preferred Securities requesting the same. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Holders.

     (b) If any Global Preferred Security is to be exchanged for Definitive Preferred Securities Certificates or canceled in part, or if any Definitive Preferred Securities Certificate is to be exchanged in whole or in part for any Global Preferred Security, then either (i) such Global Preferred Security shall be so surrendered for exchange or cancellation as provided in this Article V or
(ii) the aggregate Liquidation Amount represented by such Global Preferred Security shall be reduced, subject to Section 5.4, or increased by an amount equal to the Liquidation Amount represented by that portion of the Global Preferred Security to be so exchanged or canceled, or equal to the Liquidation Amount represented by such Definitive Preferred Securities Certificates to be so exchanged for any Global Preferred Security, as the case may be, by means of an appropriate adjustment made on the records of the Securities Registrar, whereupon the Property Trustee, in accordance with the Applicable Depositary Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender to the Administrative Trustees or the Securities Registrar of any Global Preferred Security or Securities by the Depositary, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Depositary. None of the Securities Registrar or the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions.

     (c) Every Preferred Securities Certificate executed and delivered upon registration or transfer of, or in exchange for or in lieu of, a Global Preferred Security or any portion thereof shall be executed and delivered in the form of, and shall be, a Global Preferred Security, unless such Preferred Securities Certificate is registered in the name of a Person other than the Depositary for such Global Preferred Security or a nominee thereof.

     (d) The Depositary or its nominee, as registered owner of a Global Preferred Security, shall be the Holder of such Global Preferred Security for all purposes under this Trust Agreement and the Global Preferred Security, and Owners with respect to a Global Preferred Security shall hold such interests pursuant to the Applicable Depositary Procedures. The Securities Registrar and the Trustees shall be entitled to deal with the Depositary for all purposes of this Trust Agreement relating to the Global Preferred Securities (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Preferred Securities represented thereby and the giving of instructions or directions by Owners of Book-Entry Preferred Securities represented thereby and the giving of notices) as the sole Holder of the Book-Entry Preferred Securities represented thereby and shall have no obligations to the Owners thereof. None of the Trustees nor the Securities Registrar shall have any liability in respect of any transfers effected by the Depositary.

     (e) The rights of the Owners of the Book-Entry Preferred Securities shall be exercised only through the Depositary and shall be limited to those established by law, the Applicable Depositary Procedures and agreements between such Owners and the Depositary and/or the Depositary Participants, provided, solely for the purpose of determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Trust Agreement, so long as Definitive Preferred Security Certificates have not been issued pursuant to Section 5.4(a), the Trustees may conclusively rely on, and shall be fully protected in relying on, any written instrument (including a proxy) delivered to the Property Trustee by the Depositary setting forth the Owners' votes or assigning the right to vote on any matter to any other Persons either in whole or in part. Unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.4(a), the initial Depositary will make book-entry transfers among the Depositary Participants and receive and transmit payments on the Preferred Securities to such Depositary Participants, and none of the Depositor or the Trustees shall have any responsibility or obligation with respect thereto.

     (f) To the extent that a notice or other communication to the Holders is required under this Trust Agreement, for so long as Preferred Securities are represented by a Global Preferred Security, the Trustees shall give all such notices and communications specified herein to be given to the Depositary, and shall have no obligations to the Owners.

     SECTION V.7. Registration of Transfer and Exchange of Preferred Securities Certificates.

     (a) The Property Trustee shall keep or cause to be kept, at the Corporate Trust Office, a register or registers (the "Securities Register") in which the registrar and transfer agent with respect to the Trust Securities (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Preferred Securities Certificates and Common Securities Certificates and registration of transfers and exchanges of Preferred Securities Certificates as herein provided. The Person acting as the Property Trustee shall at all times also be the Securities Registrar. The provisions of Article VIII shall apply to the Property Trustee in its role as Securities Registrar.

     (b) Upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.7(f), the Administrative Trustees or any one of them shall execute by manual or facsimile signature and deliver to the Property Trustee, and the Property Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount as may be required by this Trust Agreement dated the date of execution by such Administrative Trustee or Trustees. At the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificate to be exchanged at the office or agency maintained pursuant to
Section 5.7(f). Whenever any Preferred Securities Certificates are so surrendered for exchange, the Administrative Trustees or any one of them shall execute by manual or facsimile signature and deliver to the Property Trustee, and the Property Trustee shall deliver, the Preferred Securities Certificates that the Holder making the exchange is entitled to receive.

     (c) The Securities Registrar shall not be required, (i) to issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before the day of selection for redemption of such Preferred Securities pursuant to Article IV and ending at the close of business on the day of mailing of the notice of redemption or (ii) to register the transfer of or exchange any Preferred Security so selected for redemption in whole or in part, except, in the case of any such Preferred Security to be redeemed in part, any portion thereof not to be redeemed.

     (d) Every Preferred Securities Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing.

     (e) No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Property Trustee on behalf of the Trust may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

     (f) The Administrative Trustees shall designate an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer or exchange. The Company initially designates the Corporate Trust Office as its office and agency for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor, the Property Trustee and to the Holders of any change in the location of any such office or agency.

     SECTION V.8. Mutilated, Destroyed, Lost or Stolen Securities Certificates.

     (a) If any mutilated Securities Certificate shall be surrendered to the Securities Registrar together with such security or indemnity as may be required by the Securities Registrar and the Administrative Trustees to save each of them harmless, the Administrative Trustees, or any one of them, on behalf of the Trust, shall execute and make available for delivery in exchange therefor a new Securities Certificate of like class, tenor and denomination.

     (b) If the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Securities Certificate and there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust, shall execute and make available for delivery, in exchange for or in lieu of any such destroyed, lost or stolen Securities Certificate, a new Securities Certificate of like class, tenor and denomination.

     (c) In connection with the issuance of any new Securities Certificate under this Section 5.8, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     (d) Any duplicate  Securities  Certificate  issued pursuant to this Section
5.8 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust corresponding to that evidenced by the mutilated, lost, stolen or destroyed Securities Certificate, as if originally issued, whether or not the lost, stolen or destroyed Securities Certificate shall be found at any time.

     (e) If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Depositor in its discretion may, instead of issuing a new Security, pay such Security.

     (f) The provisions of this Section 5.8 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Securities Certificates.

     SECTION V.9. Persons Deemed Holders.

     The Trustees and the Securities Registrar shall each treat the Person in whose name any Securities Certificate shall be registered in the Securities Register as the owner of such Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and none of the Trustees and the Securities Registrar shall be bound by any notice to the contrary.

     SECTION V.10. Cancellation.

     All Preferred Securities Certificates surrendered for registration of transfer or exchange or for payment shall, if surrendered to any Person other than the Property Trustee, be delivered to the Property Trustee, and any such Preferred Securities Certificates and Preferred Securities Certificates surrendered directly to the Property Trustee for any such purpose shall be promptly canceled by it. The Administrative Trustees may at any time deliver to the Property Trustee for cancellation any Preferred Securities Certificates previously delivered hereunder that the Administrative Trustees may have acquired in any manner whatsoever, and all Preferred Securities Certificates so delivered shall be promptly canceled by the Property Trustee. No Preferred
Securities Certificates shall be executed and delivered in lieu of or in exchange for any Preferred Securities Certificates canceled as provided in this
Section 5.10, except as expressly permitted by this Trust Agreement. All canceled Preferred Securities Certificates shall be disposed of by the Property Trustee in accordance with its customary practices and the Property Trustee shall deliver to the Administrative Trustees a certificate of such disposition.

     SECTION V.11. Ownership of Common Securities by Depositor.

     (a) On the Closing Date, the Depositor shall acquire, and thereafter shall retain, beneficial and record ownership of the Common Securities. Neither the Depositor nor any successor Holder of the Common Securities may transfer less than all the Common Securities, and the Depositor or any such successor Holder may transfer the Common Securities only (i) in connection with a consolidation or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture or (ii) to the Depositor or an Affiliate of the Depositor in compliance with applicable law (including the Securities Act, and applicable state securities and blue sky laws). To the fullest extent permitted by law, any attempted transfer of the Common Securities other than as set forth in the immediately preceding sentence shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating substantially "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT."

     (b) Any Holder of the Common Securities shall be liable for the debts and obligations of the Trust in the manner and to the extent set forth with respect to the Depositor and agrees that it shall be subject to all liabilities to which the Depositor may be subject.

     SECTION V.12. Restricted Legends.

     (a)  Each   Preferred   Security   Certificate   shall  bear  a  legend  in
substantially the following form:

     "THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH PREFERRED SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY PREFERRED SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE PREFERRED SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

     THE HOLDER OF THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT (A) SUCH PREFERRED SECURITIES MAY BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY
     (I) TO THE TRUST, (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE
     SECURITIES  ACT) IN A TRANSACTION  MEETING THE  REQUIREMENTS  OF RULE 144A,
     (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND, IN THE CASE OF
     (IV), SUBJECT TO THE RIGHT OF THE TRUST AND THE DEPOSITOR TO REQUIRE AN OPINION OF COUNSEL AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND
     (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY PREFERRED SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE."

     (b) The above legend shall not be removed from any of the Preferred Securities Certificates unless there is delivered to the Property Trustee and the Depositor satisfactory evidence, which may include an opinion of counsel, as may be reasonably required to ensure that any future transfers thereof may be made without restriction under the provisions of the Securities Act and other applicable law. Upon provision of such satisfactory evidence, one or more of the Administrative Trustees on behalf of the Trust shall execute and deliver to the Property Trustee, and the Property Trustee shall deliver, at the written direction of the Administrative Trustees and the Depositor, Preferred Securities Certificates that do not bear the legend.


                                   ARTICLE VI.

                        MEETINGS; VOTING; ACTS OF HOLDERS

     SECTION VI.1. Notice of Meetings.

     Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Holder of Preferred Securities, at such Holder's registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     SECTION VI.2. Meetings of Holders of the Preferred Securities.

     (a) No annual  meeting of  Holders is  required  to be held.  The  Property
Trustee, however, shall call a meeting of the Holders of the Preferred Securities to vote on any matter upon the written request of the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of the Holders of the Preferred Securities to vote on any matters as to which such Holders are entitled to vote.

     (b) The Holders of at least a Majority in Liquidation Amount of the Preferred Securities, present in person or by proxy, shall constitute a quorum at any meeting of the Holders of the Preferred Securities.

     (c) If a quorum is present at a meeting, an affirmative vote by the Holders present, in person or by proxy, holding Preferred Securities representing at least a Majority in Liquidation Amount of the Preferred Securities held by the Holders present, either in person or by proxy, at such meeting shall constitute the action of the Holders of the Preferred Securities, unless this Trust Agreement requires a lesser or greater number of affirmative votes.

     SECTION VI.3. Voting Rights.

     Holders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Outstanding Trust Securities in respect of any matter as to which such Holders are entitled to vote.

     SECTION VI.4. Proxies, Etc.

     At any meeting of Holders, any Holder entitled to vote thereat may vote by proxy, provided, that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Holders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Holder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     SECTION VI.5. Holder Action by Written Consent.

     Any action that may be taken by Holders at a meeting may be taken without a meeting and without prior notice if Holders holding at least a Majority in Liquidation Amount of all Preferred Securities entitled to vote in respect of such action (or such lesser or greater proportion thereof as shall be required by any other provision of this Trust Agreement) shall consent to the action in writing; provided, that notice of such action is promptly provided to the Holders of Preferred Securities that did not consent to such action. Any action that may be taken by the Holders of all the Common Securities may be taken without a meeting and without prior notice if such Holders shall consent to the action in writing.

     SECTION VI.6. Record Date for Voting and Other Purposes.

     Except as provided in Section 6.10(a), for the purposes of determining the Holders who are entitled to notice of and to vote at any meeting or to act by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Holders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

     SECTION VI.7. Acts of Holders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent thereof duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and conclusive in favor of the Trustees, if made in the manner provided in this Section 6.7.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient.

     (c) The ownership of Trust Securities shall be proved by the Securities Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Trust Security shall bind every future Holder of the same Trust Security and the Holder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees, the Administrative Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     (e) Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     (f) If any dispute shall arise among the Holders or the Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, notice, consent, waiver or other Act of such Holder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     SECTION VI.8. Inspection of Records.

     Upon reasonable written notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by any Holder during normal business hours for any purpose reasonably related to such Holder's interest as a Holder.

     SECTION VI.9. Limitations on Voting Rights.

     (a) Except as expressly provided in this Trust Agreement and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Securities Certificates, be construed so as to constitute the Holders from time to time as partners or members of an association.

     (b) So long as any Notes are held by the Property Trustee on behalf of the Trust, the Property Trustee shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee, or exercise any trust or power conferred on the Property Trustee with respect to the Notes, (ii) waive any past default that may be waived under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Notes, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, provided, that where a consent under the Indenture would require the consent of each Holder of Notes affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred
Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Property Trustee shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes.

     (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Preferred Securities, whether by way of amendment to the Trust Agreement or otherwise or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes.

     SECTION VI.10. Acceleration of Maturity; Rescission of Annulment; Waivers of Past Defaults.

     (a) For so long as any Preferred Securities remain Outstanding, if, upon a Note Event of Default, the Note Trustee fails or the holders of not less than 25% in principal amount of the outstanding Notes fail to declare the principal of all of the Notes to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have the right to make such declaration by a notice in writing to the Property Trustee, the Depositor and the Note Trustee. At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Note Trustee as provided in the Indenture, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Note Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Depositor has paid or deposited with the Note Trustee a sum sufficient to pay:

               (A) all overdue installments of interest on all of the Notes,

               (B) any accrued Additional Interest on all of the Notes,

               (C) the principal of and any premium on any Notes that have become due otherwise than by such declaration of acceleration and interest and Additional Interest thereon at the rate borne by the Notes, and

               (D) all sums paid or advanced by the Note Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Note Trustee, the Property Trustee and their agents and counsel; and

          (ii) all Note Events of Default, other than the non-payment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13 of the Indenture.

     Upon receipt by the Property Trustee of written notice requesting such an acceleration, or rescission and annulment thereof, by Holders of any part of the Preferred Securities, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 6.10(a).

     (b) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Note Event of Default specified in paragraph (a) or
(b) of Section 5.1 of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Section 5.8 of the Indenture, for enforcement of payment to such Holder of any amounts payable in respect of Notes having an aggregate principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder. Except as set forth in Section 6.10(a) and this Section 6.10(b), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Notes.

     (c) Except as otherwise provided in paragraphs (a) and (b) of this Section 6.10, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any Note Event of Default, except any Note Event of Default arising from the failure to pay any principal or interest on the Notes (unless such Note Event of Default has been cured and a sum sufficient to pay all matured installments of interest and all principal and premium on all Notes due otherwise than by acceleration has been deposited with the Note Trustee) or a Note Event of Default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Note. Upon any such waiver, such Note Event of Default shall cease to exist and any Note Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; but no such waiver shall affect any subsequent Note Event of Default or impair any right consequent thereon.

     (d) Except as  otherwise  provided in  paragraphs  (a), (b) and (c) of this
Section 6.10, the Holders of at least a Majority in Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust Agreement, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     (e) The  Holders  of a  Majority  in  Liquidation  Amount of the  Preferred
Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee in respect of this Trust Agreement or the Notes or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement; provided, that, subject to Sections 8.5 and 8.7, the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith shall, by an officer or officers of the Property Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders not party to such direction, and provided, further, that nothing in this Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction.


                                  ARTICLE VII.

                         REPRESENTATIONS AND WARRANTIES

     SECTION VII.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

     The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Holders that:

     (a) the Property Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States;

     (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (c) the Delaware Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States;

     (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the legal, valid and binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

     (f) the execution, delivery and performance of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee and the Delaware Trustee and such execution, delivery and performance will not (i) violate the Articles of Association or By-laws of the Property Trustee or the Delaware Trustee or (ii) violate any applicable law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

     (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law of the United States or the State of Delaware governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be; and

     (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

     SECTION VII.2. Representations and Warranties of Depositor.

     The Depositor hereby represents and warrants for the benefit of the Holders that:

     (a) the Depositor is a corporation duly organized, validly existing and in good standing under the laws of its State of incorporation;

     (b) the Depositor has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (c) this Trust Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor enforceable against the Depositor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

     (d) the Securities Certificates issued at the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the applicable Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Holders will be, as of each such date, entitled to the benefits of this Trust Agreement;

     (e) the execution, delivery and performance of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Depositor and do not require any approval of stockholders of the Depositor and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Depositor or (ii) violate any applicable law, governmental rule or regulation governing the Depositor or any order, judgment or decree applicable to the Depositor;

     (f) neither the authorization, execution or delivery by the Depositor of this Trust Agreement nor the consummation of any of the transactions by the Depositor contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing law governing the Depositor; and

     (g) there are no proceedings pending or, to the best of the Depositor's knowledge, threatened against or affecting the Depositor in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Depositor, as the case may be, to enter into or perform its obligations under this Trust Agreement.


                                  ARTICLE VIII.

                                  THE TRUSTEES

     SECTION VIII.1. Number of Trustees.

     The number of Trustees shall be five, provided, that the Property Trustee and the Delaware Trustee may be the same Person, in which case the number of Trustees shall be four. The number of Trustees may be increased or decreased by Act of the Holder of the Common Securities. The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of an Trustee shall not operate to annul, dissolve or terminate the Trust.

     SECTION VIII.2. Property Trustee Required.

     There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a corporation organized and doing business under the laws of the United States or of any State thereof, authorized to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and having an office within the United States. If any such Person publishes reports of condition at least annually pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.2, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee shall cease to be eligible in accordance with the provisions of this Section 8.2, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

     SECTION VIII.3. Delaware Trustee Required.

     (a) If required by the Delaware Business Trust Act, there shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law and that shall act through one or more persons authorized to bind such entity. If at any time the Delaware Trustee shall cease to be eligible in accordance with the provisions of this Section 8.3, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VIII.

     (b) The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and for taking such actions as are required to be taken by a Delaware trustee under the Delaware Business Trust Act. The duties (including fiduciary duties), liabilities and obligations of the Delaware Trustee shall be limited to
(a) accepting legal process served on the Trust in the State of Delaware and (b) the execution of any certificates required to be filed with the Secretary of State of the State of Delaware that the Delaware Trustee is required to execute under Section 3811 of the Delaware Business Trust Act and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Delaware Trustee.

     SECTION VIII.4. Appointment of Administrative Trustees.

     (a) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. Each of the individuals identified as an "Administrative Trustee" in the preamble of this Trust Agreement hereby accepts his or her appointment as such.

     (b) Except where a requirement for action by a specific number of Administrative Trustees is expressly set forth in this Trust Agreement, any act required or permitted to be taken by, and any power of the Administrative
Trustees  may  be   exercised   by,  or  with  the  consent  of,  any  one  such
Administrative Trustee. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.11, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

     SECTION VIII.5. Duties and Responsibilities of the Trustees.

     (a) The rights, immunities, duties and responsibilities of the Trustees shall be as provided by this Trust Agreement and there shall be no other duties (including fiduciary duties) or obligations, express or implied, at law or in equity, of the Trustees. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its or their rights or powers, if it or they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.5. To the extent that, at law or in equity, a Trustee has duties and liabilities relating to the Trust or to the Holders, such Trustee shall not be liable to the Trust or to any Holder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Holders to replace such other duties and liabilities of the Trustees.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Holder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.5(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement.

     (c) No provisions of this Trust Agreement shall be construed to relieve the Property Trustee from liability with respect to matters that are within the authority of the Property Trustee under this Trust Agreement for its own negligent action, negligent failure to act or willful misconduct, except that:

          (i) the Property Trustee shall not be liable for any error or judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee hereunder or under the Indenture, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

          (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement;

          (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

          (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of any other Trustee or the Depositor.

     SECTION VIII.6. Notices of Defaults and Extensions.

     (a) Within 90 days after the occurrence of a default actually known to the Property Trustee, the Property Trustee shall transmit notice of such default to the Holders, the Administrative Trustees and the Depositor, unless such default shall have been cured or waived; provided, that, except in the case of a default in the payment of the principal of or any premium or interest (including any Additional Interest) on any Trust Security, the Property Trustee shall be fully protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

     (b) Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Notes pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Holders and the Administrative Trustees, unless such exercise shall have been revoked.

     (c) The Property Trustee shall not be deemed to have knowledge of any Event of Default unless the Property Trustee shall have received written notice thereof from the Depositor, any Administrative Trustee or any Holder or unless an officer of the Property Trustee charged with the administration of this Trust Agreement shall have obtained actual knowledge of such Event of Default.

     (d) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received with respect to the Notes.

     SECTION VIII.7. Certain Rights of Property Trustee.

     Subject to the provisions of Section 8.5:

     (a) the Property Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action, (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds ambiguous or inconsistent with any other provisions contained herein or
(iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of the Preferred Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting the Depositor's written instruction as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice or such reasonably shorter period of time set forth in such notice, the Property Trustee may, but shall be under no duty to, take such action, or refrain from taking such action, as the Property Trustee shall deem advisable and in the best interests of the Holders, in which event the Property Trustee shall have no liability except for its own negligence, bad faith or wilful misconduct;

     (c) any direction or act of the Depositor contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate unless otherwise expressly provided herein;

     (d) any direction or act of an Administrative Trustee contemplated by this Trust Agreement shall be sufficiently evidenced by a certificate executed by such Administrative Trustee and setting forth such direction or act;

     (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, re-filing or re-registration thereof;

     (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Property Trustee, the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Holders pursuant to this Trust Agreement, unless such Holders shall have offered to the Property Trustee reasonable security or indemnity against the costs, expenses (including attorneys' fees and expenses) and liabilities that might be incurred by it in compliance with such request or direction, including reasonable advances as may be requested by the Property Trustee;

     (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Holders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Property Trustee shall determine to make such inquiry or investigation, it shall be entitled to examine the books, records and premises of the Depositor, personally or by agent or attorney;

     (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents, attorneys, custodians or nominees and the Property Trustee shall not be responsible for any negligence or misconduct on the part of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

     (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders (which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under this Trust Agreement in respect of such remedy, right or action), (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be protected in acting in accordance with such instructions;

     (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

     (l) without prejudice to any other rights available to the Property Trustee under applicable law, when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including legal fees and expenses of its agents and counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally; and

     (m) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence be herein specifically prescribed) may, in the absence or bad faith on its part, request and rely on an Officers= Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor.

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on any Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which such Person shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation.

     SECTION VIII.8. Delegation of Power.

     Any Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 its, his or her power for the purpose of executing any documents contemplated in Section 2.5. The Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement.

     SECTION VIII.9. May Hold Securities.

     Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and except as provided in the definition of the term "Outstanding" in
Article I, may otherwise deal with the Trust with the same rights it would have if it were not an Trustee or such other agent.

     SECTION VIII.10. Compensation; Reimbursement; Indemnity.

     The Depositor agrees:

     (a) to pay to the Trustees from time to time such reasonable compensation for all services rendered by them hereunder as may be agreed by the Depositor and the Trustees from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their gross negligence, bad faith or wilful misconduct; and

     (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee or any Affiliate of any Trustee and (iv) any employee or agent of the Trust (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax (other than income, franchise or other taxes imposed on amounts paid pursuant to (a) or (b) hereof), penalty, expense or claim of any kind or nature whatsoever incurred without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust hereunder, including the advancement of funds to cover the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The provisions of this Section 8.10 shall survive the termination of this Trust Agreement and the earlier removal or resignation of any Trustee.

     No Trustee may claim any Lien on any Trust Property as a result of any amount due pursuant to this Section 8.10.

     SECTION VIII.11. Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of any Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.12.

     (b) A Trustee may resign at any time by giving written notice thereof to the Depositor and, in the case of the Property Trustee and the Delaware Trustee, to the Holders.

     (c) Unless an Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed (with or without cause) at any time by Act of the Holder of Common Securities. If an Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed (with or without cause) at such time by Act of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities, delivered to the removed Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed (with or without cause) only by Act of the Holder of the Common Securities at any time.

     (d) If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any reason, at a time when no Event of Default shall have occurred and be continuing, the Holder of the Common Securities, by Act of the Holder of the Common Securities shall promptly appoint a successor Trustee or Trustees, and such successor Trustee and the retiring Trustee shall comply with the applicable requirements of Section 8.12. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when an Event of Default shall have occurred and be continuing, the Holders of the Preferred Securities, by Act of the Holders of a Majority in Liquidation Amount of the Preferred Securities shall promptly appoint a successor Property Trustee or Delaware Trustee, and such successor Property Trustee or Delaware Trustee and the retiring Property Trustee or Delaware Trustee shall comply with the applicable requirements of Section 8.12. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when an Event of Default shall have occurred and be continuing, the Holder of the Common Securities by Act of the Holder of Common Securities shall promptly appoint a successor Administrative Trustee and such successor Administrative Trustee and the retiring Administrative Trustee shall comply with the applicable requirements of Section 8.12. If no successor Trustee shall have been so appointed by the Holder of the Common Securities or Holders of the Preferred Securities and accepted appointment in the manner required by Section
8.12 within 60 days after the giving of a notice of resignation by a Trustee, the removal of a Trustee, or a Trustee becoming incapable of acting as such Trustee, any Holder who has been a Holder of Preferred Securities for at least six months may, on behalf of himself and all others similarly situated, and any resigning Trustee may, at the expense of the Depositor, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (e) The Depositor shall give notice of each resignation and each removal of the Property Trustee or the Delaware Trustee and each appointment of a successor Property Trustee or Delaware Trustee to all Holders in the manner provided in
Section 10.8. Each notice shall include the name of the successor Property Trustee or Delaware Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     (f) Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Holder of Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (i) the unanimous act of the remaining Administrative Trustees if there are at least two of them or (ii) otherwise by the Holder of the Common Securities (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in Sections 8.3 and 8.4).

     (g) Upon the appointment of a successor Delaware Trustee, such successor Delaware Trustee shall file a Certificate of Amendment to the Certificate of Trust in accordance with Section 3810 of the Delaware Business Trust Act.

SECTION VIII.12. Acceptance of Appointment by Successor.

     (a) In case of the appointment hereunder of a successor Trustee, each successor Trustee with respect to the Trust Securities shall execute and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Trust or any successor Trustee such retiring Trustee shall, upon payment of its charges, duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Trustee hereunder with respect to the Trust Securities and the Trust.

     (b) Upon request of any such successor Trustee, the Trust (or the retiring Trustee if requested by the Depositor) shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

     (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VIII.

     SECTION  VIII.13.  Merger,  Conversion,   Consolidation  or  Succession  to
Business.

     Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided, that such Person shall be otherwise qualified and eligible under this Article.

     SECTION VIII.14. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities Certificates shall be taken as the statements of the Trust and the Depositor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the title to, or value or condition of, the property of the Trust or any part thereof, nor as to the validity or sufficiency of this Trust Agreement, the Notes or the Trust Securities. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Notes.

     SECTION VIII.15. Property Trustee May File Proofs of Claim.

     (a) In case of any Bankruptcy Event (or event that with the passage of time would become a Bankruptcy Event) relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee first any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     (b) Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     SECTION VIII.16. Reports to the Property Trustee.

     The Depositor and the Administrative Trustees shall deliver to the Property Trustee, within 120 days after the end of each fiscal year of the Trust ending after the date of this Trust Agreement, an Officers' Certificate covering the preceding fiscal year, stating whether or not to the knowledge of the signers thereof the Depositor and the Trust are in default in the performance or observance of any of the terms, provisions and conditions of this Trust Agreement (without regard to any period of grace or requirement of notice provided hereunder) and, if the Depositor or the Trust shall be in default, specifying all such defaults and the nature and status thereof of which they have knowledge.


                                   ARTICLE IX.

                       TERMINATION, LIQUIDATION AND MERGER

     SECTION IX.1. Dissolution Upon Expiration Date.

     Unless earlier dissolved, the Trust shall automatically dissolve on July 19, 2040 (the "Expiration Date"), and the Trust Property shall be liquidated in accordance with Section 9.4.

     SECTION IX.2. Early Termination.

     The first to occur of any of the following events is an "Early Termination Event", upon the occurrence of which the Trust shall be dissolved:

     (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor, in its capacity as the Holder of the Common Securities, unless the Depositor shall transfer the Common Securities as provided by Section 5.11, in which case this provision shall refer instead to any such successor Holder of the Common Securities;

     (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to dissolve the Trust and, after satisfaction of any liabilities of the Trust as required by applicable law, to distribute the Notes to Holders in exchange for the Preferred Securities (which direction is optional and wholly within the discretion of the Holder of the Common Securities), provided, that the Holder of the Common Securities shall have received the prior approval of the Federal Reserve if then required;

     (c) the redemption of all of the Preferred Securities in connection with the payment at maturity or redemption of all the Notes; and

     (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

     SECTION IX.3. Termination.

     The respective obligations and responsibilities of the Trustees and the Trust shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Holders of all amounts required to be distributed hereunder upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2;
(b) the satisfaction of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Holders.

     SECTION IX.4. Liquidation.

     (a) If an Early Termination Event specified in Section 9.2(a), (b) or (d) occurs or upon the Expiration Date, the Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee shall determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder a Like Amount of Notes, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by not less than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All such notices of liquidation shall:

          (i) state the Liquidation Date;

          (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Notes; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Securities Certificates for Notes, or if Section 9.4(d) applies, receive a Liquidation Distribution, as the Property Trustee shall deem appropriate.

     (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Notes to Holders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish a record date for such distribution (which shall not be more than 45 days prior to the Liquidation Date nor prior to the date on which notice of such liquidation is given to the Holders) and, establish such procedures as it shall deem appropriate to effect the distribution of Notes in exchange for the Outstanding Securities Certificates.

     (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Notes will be issued to Holders of Securities Certificates, upon surrender of such Certificates to the exchange agent for exchange, (iii) the Depositor shall use its best efforts to have the Notes listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization on which the Preferred Securities are then listed, if any, (iv) Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Notes bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Securities Certificates with respect to such Notes) and (v) all rights of Holders holding Trust Securities will cease, except the right of such Holders to receive Notes upon surrender of Securities Certificates.

     (d) Notwithstanding the other provisions of this Section 9.4, if distribution of the Notes in the manner provided herein is determined by the Property Trustee not to be permitted or practical, the Trust Property shall be liquidated, and the Trust shall be wound-up by the Property Trustee in such manner as the Property Trustee determines. In such event, Holders will be entitled to receive out of the assets of the Trust available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such winding up the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such winding-up pro rata (based upon Liquidation Amounts) with Holders of all Trust Securities, except that, if an Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities as provided in Section 4.3.

     SECTION IX.5. Mergers, Consolidations, Amalgamations or Replacements of Trust.

     The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any Person except pursuant to this Article IX. At the request of the Holders of the Common Securities, without the consent of the Holders of the Preferred Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that

     (a) such successor entity either (i) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (ii) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities have the same priority as the Preferred Securities with respect to distributions and payments upon liquidation, redemption and otherwise,

     (b) a trustee of such successor entity possessing substantially the same powers and duties as the Property Trustee is appointed to hold the Notes,

     (c) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization that then assigns a rating to the Preferred Securities,

     (d) the Preferred Securities are listed, or any Successor Securities will be listed upon notice of issuance, on any national securities exchange or interdealer quotation system on which the Preferred Securities are then listed, if any,

     (e) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect,

     (f) such successor entity has a purpose substantially identical to that of the Trust,

     (g) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (i) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect and (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the Investment Company Act and

     (h) the Depositor or its permitted transferee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee Agreement.

Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of all of the Preferred Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes or cause the Notes to be treated as other than indebtedness of the Corporation for United States federal income tax purposes.


                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

     SECTION X.1. Limitation of Rights of Holders.

     Except as set forth in Section 9.2, the death, bankruptcy, termination, dissolution or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust
Agreement, nor annul, dissolve or terminate the Trust nor entitle the legal representatives or heirs of such Person or any Holder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     SECTION X.2. Agreed Tax Treatment of Trust and Trust Securities.

     The parties hereto and, by its acceptance or acquisition of a Trust Security or a beneficial interest therein the Holder of, and any Person that acquires a beneficial interest in, such Trust Security intend and agree to treat the Trust as a grantor trust for United States federal, state and local tax purposes, and to treat the Trust Securities (including all payments and proceeds with respect to such Trust Securities) as undivided beneficial ownership interests in the Trust Property (and payments and proceeds therefrom, respectively) for United States federal, state and local tax purposes. The provisions of this Trust Agreement shall be interpreted to further this intention and agreement of the parties.

     SECTION X.3. Amendment.

     (a) This Trust Agreement may be amended from time to time by the Property Trustee, the Administrative Trustees and the Holder of all the Common Securities, without the consent of any Holder of the Preferred Securities, (i) to cure any ambiguity, correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will not be taxable as a corporation or will not be classified as other than a grantor trust for United States federal income tax purposes at all times that any Trust Securities are Outstanding or to ensure that the Notes are treated as indebtedness of the Depositor for United States federal income tax purposes, or to ensure that the Trust will not be required to register as an "investment company" under the Investment Company Act or (iii) to add to the covenants, restrictions or obligations of the Depositor; provided, that in the case of clauses (i), (ii) or (iii), such action shall not adversely affect in any material respect the interests of any Holder.

     (b) Except as  provided in Section  10.3(c),  any  provision  of this Trust
Agreement may be amended by the Property Trustee, the Administrative Trustees and the Holder of all of the Common Securities and with (i) the consent of Holders of at least a Majority in Liquidation Amount of the Preferred Securities and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not cause the Trust to be taxable as a corporation or classified as other than a grantor trust for United States federal income tax purposes or affect the treatment of the Notes as indebtedness of the Depositor for United States federal income tax purposes or affect the Trust's exemption from status as an "investment company" under the Investment Company Act.

     (c) Notwithstanding any other provision of this Trust Agreement, without the consent of each Holder, this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date, (ii) restrict or impair the right of a Holder to institute suit for the enforcement of any such payment on or after such date, (iii) reduce the percentage of aggregate Liquidation Amount of Outstanding Preferred Securities, the consent of whose Holders is required for any such amendment, or the consent of whose Holders is required for any waiver of compliance with any provision of this Trust Agreement or of defaults hereunder and their consequences provided for in this Trust Agreement or (iv) modify this Section 10.3(c) or Section 6.10(e).

     (d) Notwithstanding any other provision of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement that would cause the Trust to be taxable as a corporation or to be classified as other than a grantor trust for United States federal income tax purposes or that would cause the Notes to fail or cease to be treated as indebtedness of the Depositor for United States federal income tax purposes or that would cause the Trust to fail or cease to qualify for the exemption from status as an "investment company" under the Investment Company Act.

     (e) If any amendment to this Trust Agreement is made, the Administrative Trustees or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

     (f) No Trustee shall be required to enter into any amendment to this Trust Agreement that affects its own rights, duties or immunities under this Trust Agreement. The Trustees shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement and all conditions precedent herein provided for relating to such action have been met.

     (g) No amendment or modification to this Trust Agreement that adversely affects in any material respect the rights, duties, liabilities, indemnities or immunities of the Delaware Trustee hereunder shall be permitted without the prior written consent of the Delaware Trustee.

     SECTION X.4. Separability.

     If any provision in this Trust Agreement or in the Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     SECTION X.5. Governing Law.

     THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE HOLDERS, THE TRUST, THE DEPOSITOR AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS.

     SECTION X.6. Successors.

     This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust and any Trustee, including any successor by operation of law. Except in connection with a transaction involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     SECTION X.7. Headings.

     The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

     SECTION X.8. Reports, Notices and Demands.

     (a) Any report, notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Holder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, addressed, (a) in the case of a Holder of Preferred Securities, to such Holder as such Holder's name and address may appear on the Securities Register; and (b) in the case of the Holder of all the Common Securities or the Depositor, to BNCCORP, Inc., 322 East Main Avenue, Bismarck, ND 58501, Attention: Gregory K. Cleveland or Brenda
L. Rebel, or to such other address as may be specified in a written notice by the Holder of all the Common Securities or the Depositor, as the case may be, to the Property Trustee. Such report, notice, demand or other communication to or upon a Holder shall be deemed to have been sufficiently given or made, for all purposes, upon mailing. Such report, notice, demand or other communication to or upon the Depositor shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Depositor.

     (b) Any notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Property Trustee, the Delaware Trustee, the Administrative Trustees or the Trust shall be given in writing by deposit thereof, first-class postage prepaid, in the U.S. mail, personal delivery or facsimile transmission, addressed to such Person as follows: (a) with respect to the Property Trustee to First Union National Bank, 401 S. Tryon Street, 12th Floor, Charlotte, North Carolina 28288-1179, Attention: Corporate Trust, facsimile no. (704) 383-7316; (b) with respect to the Delaware Trustee, to First Union Trust Company, National Association, One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801-7475, Attention: Corporate Trust, facsimile no.: (302) 888-7544; (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of BNC Capital Trust I", and (d) with respect to the Trust, to its principal executive office specified in Section 2.2, with a copy to the Property Trustee. Such notice, demand or other communication to or upon the Trust, the Property Trustee or the Administrative Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust, the Property Trustee or the Administrative Trustees.

     SECTION X.9. Agreement Not to Petition.

     Each of the Trustees and the Depositor agree for the benefit of the Holders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any Bankruptcy Law or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. If the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Holders, that at the expense of the Depositor, it shall file an answer with the applicable bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Property Trustee or the Trust may assert.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Trust Agreement as of the day and year first above written.

                                    BNCCORP, INC,
                                    as Depositor



                                    By:_________________________________
                                       Name:
                                       Title:


FIRST UNION NATIONAL BANK,          FIRST UNION TRUST COMPANY, NATIONAL
as Property Trustee                 ASSOCIATION, as Delaware
Trustee


By:_______________________________  By:_________________________________
   Name:                               Name:
   Title:                              Title:




   _______________________________,    _________________________________,
   as Administrative Trustee           as Administrative Trustee



By:_______________________________  By:_________________________________
   Name:                               Name:




   _______________________________,
   as Administrative Trustee


By:_______________________________
   Name:

                                                                       Exhibit A

                              CERTIFICATE OF TRUST

                                       OF

                               BNC CAPITAL TRUST I


     This Certificate of Trust of BNC Capital Trust I (the "Trust"), dated June 28, 2000, is being duly executed and filed on behalf of the Trust by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. '3801 et seq.) (the "Act").

     1. Name. The name of the business trust formed by this Certificate of Trust is: BNC Capital Trust I

     2. Delaware Trustee. The name and business address of the trustee of the Trust with its principal place of business in the State of Delaware are First Union Trust Company, National Association, One Rodney Square, Suite 102, 920 King Street, Wilmington, Delaware 19801-7475, Attention: Corporate Trust.

     3. Effective Date. This Certificate of Trust shall be effective upon its filing with the Secretary of State of the State of Delaware.

     IN WITNESS WHEREOF, the undersigned have duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                       FIRST UNION NATIONAL BANK, not
                                       in its individual capacity, but
                                       solely as Property Trustee


                                       By:______________________________
                                          Name:
                                          Title:

                                       FIRST UNION TRUST COMPANY, NATIONAL
                                       ASSOCIATION, not in its individual
                                       capacity, but solely as Delaware trustee


                                       By:______________________________
                                          Name:
                                          Title:

                                                                       Exhibit B


         THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT IN COMPLIANCE WITH
             APPLICABLE LAW AND SECTION 5.11 OF THE TRUST AGREEMENT

Certificate Number                                 Number of Common Securities

       C-

                    Certificate Evidencing Common Securities

                                       of

                               BNC Capital Trust I

                            12.045% Common Securities
                (liquidation amount $1,000 per Common Security)

     BNC Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that BNCCORP, Inc., a Delaware corporation (the "Holder") is the registered owner of common securities of the Trust representing undivided common beneficial interests in the assets of the Trust and designated the BNC Capital Trust I 12.045% Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). Except in accordance with Section 5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof other than in accordance therewith shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of July 12, 2000 as the same may be amended from time to time (the "Trust Agreement"), among BNCCORP, Inc., as Depositor, First Union National Bank, as Property Trustee, First Union Trust Company, National Association, as Delaware Trustee, the Administrative Trustees named therein and the Holders, from time to time, of Trust Securities. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     This Common Securities Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     Terms used but not defined herein have the meanings set forth in the Trust Agreement.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed on behalf of the Trust this certificate this __ day of , _____.


                               BNC CAPITAL TRUST I

                                       By:______________________________
                                          Administrative Trustee

                                                                       Exhibit C




     [IF THE PREFERRED SECURITIES CERTIFICATE IS TO BE EVIDENCED BY A GLOBAL PREFERRED SECURITY, INSERT -- This Preferred Securities Certificate is a Global Preferred Security within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Preferred Securities Certificate is exchangeable for Preferred Securities Certificates registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Trust Agreement and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, except in the limited circumstances described in the Trust Agreement.

     Unless this Preferred Security Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to BNC Capital Trust I or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

     THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH PREFERRED SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF ANY PREFERRED SECURITIES IS HEREBY NOTIFIED THAT THE SELLER OF THE PREFERRED SECURITIES MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A UNDER THE SECURITIES ACT.

     THE HOLDER OF THE PREFERRED SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES FOR THE BENEFIT OF THE TRUST AND THE DEPOSITOR THAT (A) SUCH PREFERRED SECURITIES BE OFFERED, RESOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE TRUST,
(II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) PURSUANT TO AN EXEMPTION FROM THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND, IN THE CASE OF (IV), SUBJECT TO THE RIGHT OF THE TRUST AND THE DEPOSITOR TO REQUIRE AN OPINION OF COUNSEL AND OTHER INFORMATION SATISFACTORY TO EACH OF THEM AND (B) THE HOLDER WILL NOTIFY ANY PURCHASER OF ANY PREFERRED SECURITIES FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.


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Certificate Number                              Number of Preferred Securities
P-


                             ---------------------

                   Certificate Evidencing Preferred Securities

                                       of

                               BNC Capital Trust I

                          12.045% Preferred Securities
               (liquidation amount $1,000 per Preferred Security)

     BNC Capital Trust I, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________, a (the "Holder") is the registered owner of Preferred Securities of the Trust representing an undivided preferred beneficial interest in the assets of the Trust and designated the BNC Capital Trust I 12.045% Preferred Securities, (liquidation amount $1,000 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.7 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of July 12, 2000, as the same may be amended from time to time (the "Trust Agreement"), among BNCCORP, Inc., as Depositor, First Union National Bank, as Property Trustee, First Union Trust Company, National Association, as Delaware Trustee, the Administrative Trustees named therein and the Holders, from time to time, of Trust Securities. The Holder is entitled to the benefits of the Guarantee Agreement entered into by BNCCORP, Inc., a Delaware corporation, and First Union National Bank, as Guarantee Trustee, dated as of July 12, 2000, as the same may be amended from time to time (the "Guarantee Agreement"), to the extent provided therein. The Trust will furnish a copy of each of the Trust Agreement and the Guarantee Agreement to the Holder without charge upon written request to the Property Trustee at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     This Preferred Securities Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

     All  capitalized  terms used but not defined in this  Preferred  Securities
Certificate are used with the meanings specified in the Trust Agreement, including the Exhibits thereto.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed on behalf of the Trust this certificate this __ day of , .

                                       BNC CAPITAL TRUST I


                                       By:______________________________
                                          Administrative Trustee

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Securities Certificate to:



        (Insert assignee's social security or tax identification number)




                    (Insert address and zip code of assignee)

and irrevocably appoints



agent to transfer this Preferred Securities Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ________________


Signature:______________________________________________________________
          (Sign exactly as your name appears on the other side of this Preferred Securities Certificate)

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.